Exhibit 3.301

Hope Andrade
Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
PRHC-ENNIS G.P., INC.
Filing Number: 154569800

Articles Of Incorporation	August 05, 1999
Articles Of Amendment	February 09, 2000
Change Of Registered Agent/Office	September 28, 2000
Change of Office by Registered Agent	October 29, 2001
Change of Registered Agent/Office	July 13, 2005
Change of Name or Address by Registered Agent	April 19, 2010
In testimony whereof, I have hereunto signed
my name officially and caused to be impressed
hereon the Seal of State at my office in Austin,
Texas on March 11, 2011.

Hope Andrade Secretary of State

Phone: (512) 463-5555	Come visit us on the internet at http://www.sos.state.tx.us/	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	Fax: (512) 463-5709 TID: 10266	Document: 358900740011

FILED
In the Office of the
Secretary of State of Texas
Aug 05 1999
Corporation Section
ARTICLES OF INCORPORATION

OF
PHC-TRINITY VALLEY, INC.
We, the undersigned natural persons of the age of eighteen years or more, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:
ARTICLE ONE
     The name of the corporation is: PHC-Trinity Valley, Inc.
ARTICLE TWO
The period of its duration is perpetual.
ARTICLE THREE
The purpose or purposes for which the corporation is organized are:
     “To engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.”
ARTICLE FOUR
     The aggregate number of shares which the corporation shall have authority to issue is One Thousand (1,000) of the par value of $.01 each.
     The aggregate number of shares which the corporation is authorized to issue is One Thousand, divided into one class.
     The designation of each class, the number of share of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:
1,000 shares, Common Stock, $.01 par value
ARTICLE FIVE
The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000), consisting of money, labor done or property actually received, which sum is not less than One Thousand Dollars ($1,000).

ARTICLE SIX
     The street address of its initial registered office is: 800 Brazos, Ste 1100, Austin, TX 78701, and the name of its initial registered agent at such address at National Registered Agents, Inc.
ARTICLE SEVEN
The number of directors of the corporation may be fixed by the by-laws.
     The number of directors constituting the initial board of directors is two (2), and the name and address of each person who is to serve as director until the first annual meeting of the shareholders or until a successor is elected and qualified are:

NAME	ADDRESS
Martin S. Rash	105 Westwood Place, Ste. 400
Brentwood, TN 37027

Richard Gore	105 Westwood Place, Ste. 400
Brentwood, TN 37027
ARTICLE EIGHT
The names and address of the incorporators are:

NAME	ADDRESS
Howard T. Wall	105 Westwood Place, Ste. 400 Brentwood, TN 37027
     IN WITNESS WHEREOF, we have hereunto set out hands this 2nd day of August, 1999.

PHC- TRINITX VALLEY INC.
/s/ Howard T. Wall
By: Howard T. Wall, VP & Secretary

Office of the Secretary of State Corporations Section	Filed in the Office of the Secretary of State of Texas
P.O. Box 13697	Filing #: 154569800 04/19/2010
Austin, Texas 78711-3697	Document #: 304538402610
(Form 408)	Image Generated Electronically
STATEMENT OF CHANGE OF ADDRESS
OF REGISTERED AGENT
1.	The name of the entity represented is

PRHC-ENNIS G.P., INC.

The entity’s filing number is 154569800

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)
350 N. St. Paul St., Dallas, TX 75201
3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)
350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234
4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 04/19/2010
CT Corporation System
Name of Registered Agent
Kenneth Uva, Vice President
Signature of Registered Agent
FILING OFFICE COPY

FILED
In the Office of the
Secretary of State of Texas
OCT 29 2001
Corporation Section

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List

The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)
905 Congress Avenue, Austin, TX 78701
3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)
1614 Sidney Baker Street, Kerrville, TX 78028
4.	Notice of the change of address has been given to said entity hi writing at least 10 business days prior to the submission of this filing.
Date: 10/19/01

National Registered Agents, Inc. Name of registered agent

/s/ Dennis E. Howarth Signature of registered agent
Dennis E. Howarth, President
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, THE STATEMENT MUST BE NOTARIZED. NOTARIZATION OF THE STATEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.
State of                         $
County of                     $

Subscribed and sworn to before me on		by

(date)

(name of person sworn)
          (Notary Seal)

Signature of Notary
Notary Public, State of Texas

STATUTORY REPRESENTATION	PARADIGM INNOVATIONS INC.	TX
STATUTORY REPRESENTATION	PARKER COLEMAN ASSOCIATES INC.	TX
STATUTORY REPRESENTATION	PARKWAY SQUARE INC.	TX
STATUTORY REPRESENTATION	PATCH INCORPORATED	TX
STATUTORY REPRESENTATION	PCS SOFTWARE INC.	TX
STATUTORY REPRESENTATION	PE MANAGEMENT CORPORATION	TX
STATUTORY REPRESENTATION	PENNOAK PROPERTIES LTD.	TX
STATUTORY REPRESENTATION	PERFORMANCE CONSULTING INC.	TX
STATUTORY REPRESENTATION	PERFORMANCE FOOD GROUP OF TEXAS INC.	TX
STATUTORY REPRESENTATION	PFA FUNDING INC.	TX
STATUTORY REPRESENTATION	PIZZA INN ADVERTISING PLAN INC.	TX
STATUTORY REPRESENTATION	PLA.NET.COM INC.	TX
STATUTORY REPRESENTATION	PLATINUM INDUSTRIES INC.	TX
STATUTORY REPRESENTATION	POODIE’S HILLTOP ENTERPRISES INC.	TX
STATUTORY REPRESENTATION	PREFERRED DESIGN SOLUTIONS LLC	TX
STATUTORY REPRESENTATION	PRESTONBRIDGE INC.	TX
STATUTORY REPRESENTATION	PRHC-ENNIS G.P. INC.	TX
STATUTORY REPRESENTATION	PRO CATERING INC.	TX
STATUTORY REPRESENTATION	PROFESSIONAL TURF PRODUCTS INC.	TX
STATUTORY REPRESENTATION	PROFITS RESTAURANT SYSTEMS INC.	TX
STATUTORY REPRESENTATION	PROSPERTECH GROUP INC.	TX
STATUTORY REPRESENTATION	QHG OF TEXAS INC.	TX
STATUTORY REPRESENTATION	QLOGIC ENCLOSURE MANAGEMENT PRODUCTS INC.	TX
STATUTORY REPRESENTATION	R & B INFOSYSTEMS INC.	TX
STATUTORY REPRESENTATION	R-CHECK INC.	TX
STATUTORY REPRESENTATION	RADICAL ARENA LTD.	TX
STATUTORY REPRESENTATION	RADICAL HOOPS LTD	TX
STATUTORY REPRESENTATION	RADICAL MAVERICKS LTD.	TX
STATUTORY REPRESENTATION	RAINBOW FASTENER COMPANY	TX
STATUTORY REPRESENTATION	RANGER MATERIAL HANDLING CORPORATION	TX
STATUTORY REPRESENTATION	RBE-MEX CORPORATION	TX
STATUTORY REPRESENTATION	REPRISE HOLDINGS INC.	TX
STATUTORY REPRESENTATION	RICHDALE MANAGEMENT INC.	TX
STATUTORY REPRESENTATION	ROBERT M. CRABB INC.	TX
STATUTORY REPRESENTATION	RODNEY ROBERTS CONSULTING INC.	TX
STATUTORY REPRESENTATION	ROOF CONSTRUCTION INC.	TX
STATUTORY REPRESENTATION	RYTECOM INC.	TX

FILED
In the Office of the
Secretary of State of Texas
FEB 9 2000
Corporation Section
ARTICLES OF AMENDMENT
Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:
1 The name of the corporation is: PHC-TRINITY VALLEY, INC.
2. Article One of the Articles of incorporation is hereby amended so as to read as follows: The name of the corporation is: PRHC-ENNIS G.P., INC.
3. The date of adoption of each amendment is: February 3, 2000.
4. If the amendment was approved by shareholders, make a statement to that effect and set forth the following information.
a) There are 1,000 shares of common stock authorized and issued.
b) The amendment was adopted by unanimous written consent of the shareholders.
Date: February 4, 2000

PHC-TRINITY VALLEY, INC.

By /s/ Howard T. Wall Howard T. Wall, Secretary

1545698.00 Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas SEP 28 2000 Corporation Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List of Corporation

The entity’s file number is See List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

800 Brazos Street, Suite 1100, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

905 Congress Avenue, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: September 27, 2000

National Registered Agents, Inc. Name of registered agent

/s/ Dennis E. Howarth Signature of registered agent

Dennis E. Howarth, President
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of Texas New Jersey	§
County of Mercer	§

This instrument was acknowledged before me on	September 27, 2000	by
(date)
Dennis E Howarth

(name of person acknowledging)
          (Notary Seal)

ZULMA MUNIZ HOWARTH	/s/ Zulma M Howarth

NOTARY PUBLIC, NEW JERSEY	Signature of Notary
TERM EXPIRES MARCH 1, 2003	Notary Public, State of Texas

00	NAUTICA OF ALLEN, INC	1583193	1066747
00	NEWLAND ASSOCIATES ROUND ROCK, INC.	1473086	1162011
00	NORBAR, INC	487860	448967
00	NVO INFORMATION SYSTEMS, INC.	1544845	1027224
00	OAK HOLDINGS, INC	1049942	731858
00	OGILVIE INSURANCE AGENCY OF TEXAS, INC.	1399569	999898
00	PAIDEMAIL COM, INC	1580465	1188920
00	PALESTINE-PRINCIPAL G P, INC.	1447529	1263890
00	PERFORMANCE FOOD GROUP COMPANY OF TEXAS, INC.	1426726	1084731
00	PFA FUNDING, INC	1569313	1389343
00	PLA NET COM, INC	110812	109403
00	POSCHET VENTURES, INC	1547441	1414512
00	PRHC-ENNIS G P, INC	1545698	1403818
00	PRO CATERING INC	1573723	1357660
00	PROFESSIONAL TURF PRODUCTS, INC	1395334	997913
00	PROGRESSIVE SYSTEM TECHNOLOGIES, INC	1175771	870571
00	QLOGIC ENCLOSURE MANAGEMENT PRODUCTS, INC	1501951	1423561
00	R & B INFOSYSTEMS, INC	1567965	1221179
00	RANGER MATERIAL HANDLING CORPORATION	1509316	1300822
00	RBE-MEX CORPORATION	1468236	1035022
00	R-CHECK, INC	1115213	707103
00	REPRISE HOLDINGS, INC	431672	413304
00	RIVERHILL CAPITAL CORPORATION	1267829	1303960
00	ROBERT M CRABB, INC	1582419	1054204
00	ROBERTS & ROTH CORP	1555202	1297114
00	ROMEO AEROMOTIVE, INC	1532323	1132166
00	RYTECOM, INC	1590733	1409190
00	SAGE NETWORK, INC	1579413	1426729
00	SARGE ENTERPRISES, INC	1487118	1040226
00	SCANWELL FREIGHT EXPRESS (HOU) INC	1450534	995490
00	SCHLUMBERGER TECHNOLOGY CORPORATION	179850	102763
00	SERAN TECHNOLOGIES, INC	1535131	1126440
00	SIGNET DESIGN SOLUTIONS, INC	1529107	1026168
00	SPECTRUM MANAGED CARE, INC	1411703	1091792
00	STAT STAFFING & RESOURCES, INC	1560917	1264926
00	STRANG ROAD DEVELOPMENT, CORP	1530412	1327470

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas July 13 2005 Corporation Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1.	The name of the entity is PRHC-Ennis G.P., Inc. and the file number issued to the entity by the secretary of state is 0154569800

2.	The entity is: (Check one.)
☑	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by Its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☐	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	an out-of-state financial Institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 1614 Sidney Baker Street, Kerrville, Texas 78028

4.	☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

c/o C T Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201

OR	☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is National Registered Agents, Inc.

6.	☑ A. The name of the NEW registered agent is C T Corporation System

OR	☐ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:	/s/ Mary Kim E. Shipp
(A person authorized to sign
on behalf of the entity)

INSTRUCTIONS
1.	It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filling. You also may e-mail an inquiry to corpinfo@sos.state.ts.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.	An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.
Form No. 401
Revised 9/99